POWER OF ATTORNEY

                   KNOW ALL PERSONS BY THESE PRESENTS, That I

                                  John J. Haley

hereby constitute and appoint Jon F. Chait, Richard W. Pehlke and Latham Williams, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Hudson Highland Group, Inc. (the "Company") to any post-effective amendments or supplements to the Registration Statement on Form S-8 (Registration No. 333-104212), relating to the shares of common stock to be issued by the Company pursuant to the Hudson Highland Group, Inc. Employee Stock Purchase Plan, including a post-effective amendment relating to the shares of common stock of the Company to be issued pursuant to the Hudson Global Resources Share Incentive Plan, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced shares of common stock under the Securities Act of 1933, as amended.

     I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

     WITNESS my hand this 6th day of May, 2003.


                                  /s/ John J. Haley
                                  -----------------------------------
                                  John J. Haley

                                POWER OF ATTORNEY

                   KNOW ALL PERSONS BY THESE PRESENTS, That I

                                Nicholas G. Moore

hereby constitute and appoint Jon F. Chait, Richard W. Pehlke and Latham Williams, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Hudson Highland Group, Inc. (the "Company") to any post-effective amendments or supplements to the Registration Statement on Form S-8 (Registration No. 333-104212), relating to the shares of common stock to be issued by the Company pursuant to the Hudson Highland Group, Inc. Employee Stock Purchase Plan, including a post-effective amendment relating to the shares of common stock of the Company to be issued pursuant to the Hudson Global Resources Share Incentive Plan, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced shares of common stock under the Securities Act of 1933, as amended.

     I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

     WITNESS my hand this 6th day of May, 2003.


                                /s/ Nicholas G. Moore
                                ------------------------------------
                                Nicholas G. Moore

                                POWER OF ATTORNEY

                   KNOW ALL PERSONS BY THESE PRESENTS, That I

                               David G. Offensend

hereby constitute and appoint Jon F. Chait, Richard W. Pehlke and Latham Williams, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Hudson Highland Group, Inc. (the "Company") to any post-effective amendments or supplements to the Registration Statement on Form S-8 (Registration No. 333-104212), relating to the shares of common stock to be issued by the Company pursuant to the Hudson Highland Group, Inc. Employee Stock Purchase Plan, including a post-effective amendment relating to the shares of common stock of the Company to be issued pursuant to the Hudson Global Resources Share Incentive Plan, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced shares of common stock under the Securities Act of 1933, as amended.

     I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

     WITNESS my hand this 6th day of May, 2003.

                               /s/ David G. Offensend
                               ----------------------------------
                               David G. Offensend

                                POWER OF ATTORNEY

                   KNOW ALL PERSONS BY THESE PRESENTS, That I

                                  Rene Schuster

hereby constitute and appoint Jon F. Chait, Richard W. Pehlke and Latham Williams, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Hudson Highland Group, Inc. (the "Company") to any post-effective amendments or supplements to the Registration Statement on Form S-8 (Registration No. 333-104212), relating to the shares of common stock to be issued by the Company pursuant to the Hudson Highland Group, Inc. Employee Stock Purchase Plan, including a post-effective amendment relating to the shares of common stock of the Company to be issued pursuant to the Hudson Global Resources Share Incentive Plan, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced shares of common stock under the Securities Act of 1933, as amended.

     I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

     WITNESS my hand this 6th day of May, 2003.

                               /s/ Rene Schuster
                               ------------------------------------
                               Rene Schuster